Exhibit 10.1
Supplemental Agreement No. 46
to
Purchase Agreement No. 1810
between
THE BOEING COMPANY
and
SOUTHWEST AIRLINES CO.
Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)
     THIS SUPPLEMENTAL AGREEMENT, entered into as of January 27, 2006, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);
     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;
     WHEREAS, Buyer has agreed to exercise one (1) April 2007 Block U-W Option Aircraft (April 2007 Aircraft) and exercise one (1) May 2007 Block U-W Option Aircraft (May 2007 Aircraft) and;
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.
2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-46-1
K/SWA

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
NOTE — Buyer now has fifty-five (55) ‘banked’ Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.
4. Attachment A to Letter Agreement No. 6-1162-JMG-669R6 entitled “Special Matters” is deleted in its entirety and replaced with new Attachment A to Agreement No. 6-1162-JMG-669R6 entitled “Special Matters” attached hereto and is hereby incorporated into the Agreement by this reference.
5. Letter Agreement No. 6-1162-NIW-1369 entitled *** previously executed on December 7, 2005 has been administratively incorporated into the Agreement by this reference.
6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred ninety-one (291) Model 737-7H4 Aircraft, thirty-two (32) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.
7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before January 31, 2006 are:
*** for one (1) April 2007 aircraft
*** for one (1) May 2007 aircraft
Buyer will pay the *** directly to Boeing on or before Tuesday, January 31, 2006.
8. As Boeing informed Buyer previously, the International Association of Machinists and Aerospace Workers began a labor stoppage on September 2, 2005 and it concluded on September 29, 2005 (The Strike). Due to the Strike impact, Boeing currently forecasts April 2007 Aircraft to be tendered for delivery in May 2007. Boeing will continue to evaluate the possibility of delivering April 2007 Aircraft in its Contract Delivery Month. If Boeing delays delivery of April 2007 Aircraft, such delay is

P.A. No. 1810	SA-46-2
K/SWA

considered to be Excusable Delay in accordance with Article 6 of the Agreement. Further, the Advance Payment schedule for April 2007 Aircraft has been adjusted to reflect the current forecast delivery month of May 2007.

P.A. No. 1810	SA-46-3
K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	/s/ Nobuko Wiles	By:	/s/ Laura Wright

Its:	Attorney-In-Fact	Its:	SVP Finance & CFO

P.A. No. 1810	SA-46-4
K/SWA

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-28

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities;
	Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-46

TABLE OF CONTENTS CON’T

SA
Number

TABLE

1.	Aircraft Information Table	SA-46

2.	Option Aircraft Information Table	SA-46

EXHIBITS

A	Aircraft Configuration	SA-36

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft	SA-13

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	ii
K/SWA		SA-46

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R19	Option Aircraft	SA-28

6-1162-RLL-934R3	Disclosure of Confidential	SA-14
Information

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost
Protection Program

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4
Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program	SA-1
Field Test

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	iii
K/SWA		SA-46

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1
Basic Price

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054	Business Matters	SA-13

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode	SA-14
Control Panel Spares Matter

6-1162-MSA-185R3	Delivery Change Contractual	SA-21
Matters

6-1162-JMG-669R6	Special Matters	SA-45

New Attachment A		SA-46

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004	SA-35
Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes	SA-39
and Markings for YA143 and on

P.A. No. 1810	iv
K/SWA		SA-46

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810	v
K/SWA		SA-46

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Base Aircraft
	Price		Special Features

Block A, B, C, D & E Aircraft	*	**	*	**
Block F & G Aircraft	*	**	*	**
Block H Aircraft	*	**	*	**
Block I Aircraft	*	**	*	**
Block J Aircraft	*	**	*	**
Block K Aircraft	*	**	*	**
Block K-W Aircraft	*	**	*	**
Block L Aircraft	*	**	*	**
Block T Aircraft	*	**	*	**
Block T-W Aircraft	*	**	*	**

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation

SWA	Page 1	SA-46

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P
Dec-2000	2	E	*	**
Jan-2001	1	E	*	**
Feb-2001	1	E	*	**
Mar-2001	2	E	*	**
Jun-2001	3	E	*	**
Sep-2001	3	E	*	**
Oct-1998	1	F	*	**
Nov-1998	2	F	*	**
Dec-1998	2	F	*	**
Mar-1999	2	G	*	**
Jun-1999	2	H	*	**
Jul-1999	1	H	*	**
Aug-1999	1	H	*	**
Sep-1999	2	H	*	**
Oct-1999	1	H	*	**
Mar-2000	1	H	*	**
Apr-2000	2	H	*	**
Sep-2000	1	H	*	**
Oct-2000	2	H	*	**
Mar-2001	2	H	*	**
Apr-2001	1	H	*	**
Oct-2001	3	H	*	**
Nov-2001	2	I	*	**
Dec-2001	1	I	*	**
Jan-2002	1	I	*	**
Mar-2002	4	I	*	**
Apr-2002	2	I	*	**
Dec-2002	2	I	*	**
May-2003	1	I	*	**
Jun-2003	2	I	*	**
Jul-2003	1	I	*	**
Aug-2003	1	I	*	**
Sep-2003	3	I	*	**
Nov-2002	1	J	*	**
Dec-2002	1	J	*	**
Nov-2003	2	J	*	**
Dec-2003	2	J	*	**
Mar-2004	1	J	*	**
Mar-2004	1	K	*	**
Apr-2004	3	K	*	**
May-2004	1	K	*	**

SWA	Page 2	SA-46

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P
Jun-2004	2	K	*	**
Jul-2004	2	K	*	**
Sep-2004	1	K-W	*	**
Oct-2004	4	K-W	*	**
Oct-1999	1	L	*	**
Nov-1999	2	L	*	**
Dec-1999	1	L	*	**
Jun-2000	3	L	*	**
Jul-2000	3	L	*	**
Sep-2000	1	L	*	**
Oct-2000	1	L	*	**
Nov-2000	4	L	*	**
Dec-2000	1	L	*	**
Jan-2001	1	L	*	**
Feb-2001	1	L	*	**
Jul-2001	1	L	*	**
Sep-2001	1	L	*	**
Oct-2001	1	L	*	**
Mar-2003	2	L	*	**
Jul-2003	1	L	*	**
Aug-2003	2	L	*	**
Nov-2001	1	T	*	**
Feb-2002	1	T	*	**
Jan-2004	2	T	*	**
Feb-2004	1	T	*	**
Apr-2004	3	T	*	**
May-2004	1	T	*	**
Jun-2004	6	T	*	**
Jul-2004	2	T	*	**
Aug-2004	6	T-W	*	**
Sep-2004	4	T-W	*	**
Oct-2004	0	T-W	*	**
Nov-2004	3	T-W	*	**
Dec-2004	3	T-W	*	**
Jan-2005	5	T-W	*	**
Feb-2005	3	T-W	*	**
Mar-2005	4	T-W	*	**
Apr-2005	4	T-W	*	**
May-2005	2	T-W	*	**
Jun-2005	4	T-W	*	**
Jul-2005	2	T-W	*	**
Aug-2005	2	T-W	*	**
Sep-2005	3	T-W	*	**
Oct-2005	2	T-W	*	**

SWA	Page 3	SA-46

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P
Nov-2005	2	T-W	*	**
Dec-2005	1	T-W	*	**
Jan-2006	1	T-W	*	**
Feb-2006	4	T-W	*	**
Mar-2006	3	T-W	*	**
Apr-2006	2	T-W	*	**
May-2006	5	T-W	*	**
Jun-2006	5	T-W	*	**
Jul-2006	3	T-W	*	**
Aug-2006	3	T-W	*	**
Sep-2006	3	T-W	*	**
Oct-2006	1	T-W	*	**
Nov-2006	2	T-W	*	**
Dec-2006	2	T-W	*	**
Jan-2007	2	T-W	*	**
Feb-2007	3	T-W	*	**
Mar-2007	2	T-W	*	**
Apr-2007	3	T-W	*	**
May-2007	3	T-W	*	**
Jun-2007	2	T-W	*	**
Jul-2007	2	T-W	*	**
Aug-2007	2	T-W	*	**
Sep-2007	2	T-W	*	**
Oct-2007	2	T-W	*	**
Nov-2007	2	T-W	*	**
Dec-2007	2	T-W	*	**
Jan-2008	1	T-W	*	**
Feb-2008	1	T-W	*	**
Mar-2008	1	T-W	*	**
Apr-2008	1	T-W	*	**
May-2008	1	T-W	*	**
Jun-2008	1	T-W	*	**

SWA	Page 4	SA-46

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R19)
Option Aircraft Information Table
Price Description of Option Aircraft:

	Base Aircraft		Special		Aircraft Basic		Base Year
	Price		Features		Price		Dollars
Block U Option Aircraft	*	**	*	**	*	**	July 1999
(without Winglets)
Block U-W Option Aircraft	*	**	*	**	*	**	July 1999
(with Winglets)
Delivery of Rollover Option Aircraft:

	Number of	Option
	Option	Aircraft
Year of Delivery	Aircraft	Block
2007	Twenty (20)	Q
2008	Twenty (20)	R
2009	Six (6)	S
One Hundred
2009-2012	Seventy-One (171)	V

Remaining Option Aircraft:	32
SA-46

			Adv Payment
Aircraft	Number of	Option	Base
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Jun-2007	1	U-W	***	February 1, 2006
Jul-2007	1	U-W	***	March 1, 2006
Aug-2007	1	U-W	***	April 1, 2006
Sep-2007	1	U-W	***	May 1, 2006
Oct-2007	1	U-W	***	June 1, 2006
Nov-2007	1	U-W	***	July 1, 2006
Dec-2007	1	U-W	***	August 1, 2006
Jan-2008	2	U-W	***	September 1, 2006
Feb-2008	3	U-W	***	October 1, 2006
Mar-2008	2	U-W	***	November 1, 2006
Apr-2008	2	U-W	***	December 1, 2006
May-2008	2	U-W	***	January 1, 2007
Jun-2008	2	U-W	***	February 1, 2007
Jul-2008	2	U-W	***	March 1, 2007
Aug-2008	2	U-W	***	April 1, 2007
Sep-2008	2	U-W	***	May 1, 2007
Oct-2008	2	U-W	***	June 1, 2007
Nov-2008	2	U-W	***	July 1, 2007
Dec-2008	2	U-W	***	August 1, 2007
SA-46

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R6
***

P.A. No. 1810 K/SWA	SA-46

The Boeing Company
3855 Lakewood Blvd
Long Beach, CA 90846-0001
(562) 593-5511
6-1162-NIW-1369
Southwest Airlines Co.
P.O. Box 36611 — Love Field
Dallas, Texas 75235
Subject: ***
This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft.
All terms used and not defined herein will have the same meaning as in the Agreement.
1. ***
In consideration of Buyer’s continued exercise of Block U Option Aircraft into firm aircraft, ***
     ***
2. Confidential Treatment
Buyer understands that certain commercial and financial information contained in this Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by applicable law or government regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

P.A. No. 1810	SA-46

Southwest Airlines Co.
6-1162-NIW-1369
ACCEPTED AND AGREED TO this

Date:	January 27, 2006

SOUTHWEST AIRLINES CO.

By	/s/ Laura Wright

Its	SVP Finance and CFO

P.A. No. 1810	SA-46

Supplemental Agreement No. 47
to
Purchase Agreement No. 1810
between
THE BOEING COMPANY
and
SOUTHWEST AIRLINES CO.
Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)
     THIS SUPPLEMENTAL AGREEMENT, entered into as of April 20, 2006, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);
     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;
     WHEREAS, Buyer has agreed to exercise the following Option Aircraft:
     Year 2007 — June, July, August, September, October, November and December
     Year 2008 — January (2), February (3), March (2), April (2), May (2), June (2), July (2), August (2), September (2), October (2), November (2) and December
     If there are more than one Aircraft in the Contract Delivery Month, quantities are indicated in parenthesis above and;
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810 K/SWA	SA-47-1

          WHEREAS, Buyer has agreed to convert Rollover Option Aircraft to firm Aircraft scheduled to deliver as follows:
     Year 2009 — January, February (2), March (2), April (2), May (2), June (2), July (2), August, September, October, November and December
     Year 2010 — January, February, March, April, May, June, July, August, September and October
     Year 2011— January, February, March, April, May, June, July, August, September and October
     Year 2012— January, February, March, April, May, June, July, August, September and October
     If there are more than one Aircraft in the Contract Delivery Month, quantities are indicated in parenthesis above and;
          WHEREAS, Buyer has agreed to convert Rollover Option Aircraft to Option Aircraft scheduled to deliver as follows:
     Year 2008 — January, March, July (2) and August
     Year 2009 — January (3), March (3), April (2), May, June, July (2), August (2), September, October, November and December
     Year 2010 — January (3), February (3), March (2), April (3), May (3), June (3), July (2), August (2), September (2), October (3), November (3) and December (3)
     Year 2011 — January (3), February (3), March (2), April (3), May (3), June (3), July (2), August (2), September (2), October (2), November (3) and December (2)
     Year 2012 — January (3), February (3), March (2), April (3), May (3), June (3), July (2), August (2), September (2), October (2), November (3) and December (2)
     If there are more than one Aircraft in the Contract Delivery Month, quantities are indicated in parenthesis above and;
     WHEREAS, Buyer and Boeing agreed to replace the term “Rollover Option” with “Purchase Right” Aircraft and;
     WHEREAS, ***

P.A. No. 1810 K/SWA	SA-47-2

     WHEREAS, Buyer and Boeing agreed to update Article 3, entitled “Price of Aircraft” to incorporate pricing information of newly added Airplane Blocks and;
     WHEREAS, ***
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.
2. Article 3, entitled “Price of Aircraft”, paragraph 3.2 entitled “Aircraft Basic Price,” and paragraph 3.3 entitled “Aircraft Price” are revised by adding references to Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft and Block T-W-2a Aircraft. Such new pages 3-1 and 3-2 are attached hereto and incorporated into the Agreement by this reference.
3. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.
4. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
NOTE — Buyer had fifty-five (55) ‘banked’ Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46. In accordance with the terms of Letter Agreement No. 6-1162-RLL-933R20, Buyer has converted such ‘banked’ Rollover Option Aircraft to Firm Aircraft / Option Aircraft as part of this Supplemental Agreement.
5. ***
6. Letter Agreement No. 6-1162-RLL-933R19 entitled “Option Aircraft” is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R20 entitled “Option Aircraft” attached hereto and is hereby incorporated into the Agreement by this reference.

P.A. No. 1810 K/SWA	SA-47-3

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of three hundred seventy (370) Model 737-7H4 Aircraft, one hundred sixteen (116) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.
7. The Advance Payments for Firm Aircraft due upon signing assuming execution of this Supplemental Agreement on or before April 28, 2006 are:
***for 79 Firm Aircraft
     The Deposit for Option Aircraft due upon signing assuming execution of this Supplemental Agreement on or before April 28, 2006 is:
*** for 115 Option Aircraft ***
Buyer will pay the *** directly to Boeing on or before Friday, April 28, 2006.
8. As Boeing informed Buyer previously, the International Association of Machinists and Aerospace Workers began a labor stoppage on September 2, 2005 and it concluded on September 29, 2005 (The Strike). Due to the Strike impact, Boeing currently forecasts one December 2007 Aircraft bearing Manufactures Serial Number 36615 (December 2007 Aircraft) to be tendered for delivery in January 2008. Boeing will continue to evaluate the possibility of delivering December 2007 Aircraft in its Contract Delivery Month. If Boeing delays delivery of December 2007 Aircraft, such delay is considered to be Excusable Delay in accordance with Article 6 of the Agreement. Further, the Advance Payment schedule for December 2007 Aircraft has been adjusted to reflect the current forecast delivery month of January 2008.

P.A. No. 1810 K/SWA	SA-47-4

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	/s/ Nobuku Wiles	By:	Laura Wright

Its:	Attorney-In-Fact	Its:	SVP Finance & CFO

P.A. No. 1810 K/SWA	SA-47-5

TABLE OF CONTENTS

		Page	SA
		Number	Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
SA-47

TABLE OF CONTENTS CON’T

SA
Number
TABLE

1.	Aircraft Information Table	SA-47

2.	Option Aircraft Information Table	SA-47

EXHIBITS

A	Aircraft Configuration	SA-47

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations — Aircraft

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	ii
SA-47

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R20	***	SA-47

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost Protection Program

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	iii
SA-47

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

New Attachment A		SA-46

6-1162-JMG-669R7	***	SA-47

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty — Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810	iv
SA-47

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

					Aircraft Basic		Base Year
	Base Aircraft Price		Special Features		Price		Dollars

Block A, B, C, D & E Aircraft	*	**	*	**	*	**	July 1992

Block F & G Aircraft	*	**	*	**	*	**	July 1992

Block H Aircraft	*	**	*	**	*	**	July 1992

Block I Aircraft	*	**	*	**	*	**	July 1992

Block J Aircraft	*	**	*	**	*	**	July 1992

Block K Aircraft	*	**	*	**	*	**	July 1992

Block K-W Aircraft	*	**	*	**	*	**	July 1992

Block L Aircraft	*	**	*	**	*	**	July 1992

Block T Aircraft	*	**	*	**	*	**	July 1999

Block T-W Aircraft	*	**	*	**	*	**	July 1999

Block T-W-1 / T-W-1a Aircraft	*	**	*	**	*	**	July 1999

Block T-W-2 / T-W-2a Aircraft	*	**	*	**	*	**	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 — (T-W-1a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which becomes Firm Aircraft after signing of SA-47 and
Firm Aircaft contracted to deliver in July 2008 and on at the signing of SA47 —
(T-W-2a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***
Sep-2004	1	K-W	***
Oct-2004	4	K-W	***
Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***
Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	***
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	***
Aug-2007	2	T-W-1	***
Aug-2007	1	T-W-1a	***	***
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	***
Oct-2007	2	T-W-1	***
Oct-2007	1	T-W-1a	***	***
Nov-2007	2	T-W-1	***
Nov-2007	1	T-W-1a	***	***
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	***
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	***
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	***
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	***
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	***
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	***
Jul-2008	2	T-W-2a	***
Aug-2008	2	T-W-2a	***
Sep-2008	2	T-W-2a	***
Oct-2008	2	T-W-2a	***
Nov-2008	2	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
May-2009	2	T-W-2a	***
Jun-2009	2	T-W-2a	***
Jul-2009	2	T-W-2a	***
Aug-2009	1	T-W-2a	***
Sep-2009	1	T-W-2a	***
Oct-2009	1	T-W-2a	***
Nov-2009	1	T-W-2a	***
Dec-2009	1	T-W-2a	***
Jan-2010	1	T-W-2a	***
Feb-2010	1	T-W-2a	***
Mar-2010	1	T-W-2a	***
Apr-2010	1	T-W-2a	***
May-2010	1	T-W-2a	***
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***
Sep-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Mar-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R19)
Option Aircraft Information Table
Price Description of Option Aircraft:

	Base Aircraft		Special		Aircraft Basic		Base Year
	Price		Features		Price		Dollars

Block U Option Aircraft	*	**	*	**	*	**	July 1999
(without Winglets)

Block U-W Option Aircraft	*	**	*	**			July 1999
(with Winglets)

Block U-W-1 Option Aircraft	*	**	*	**	*	**	July 1999

Delivery of Purchase Right Aircraft:	Quantity	54

Delivery Period of Purchase Right Aircraft:	Complete delivery not later than Dec. 31, 2014

Condition of Offer for Purchase Right Aircraft:	Subject to Available Position

Remaining Option Aircraft:	116

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R19)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Jan-2008	1	U-W-1	***	September 1, 2006
Mar-2008	1	U-W-1	***	November 1, 2006
Jul-2008	2	U-W-1	***	March 1, 2007
Aug-2008	1	U-W-1	***	April 2, 2007
Dec-2008	1	U-W-1	***	August 1, 2007
Jan-2009	3	U-W-1	***	September 3, 2007
Mar-2009	3	U-W-1	***	November 1, 2007
Apr-2009	2	U-W-1	***	December 3, 2007
May-2009	1	U-W-1	***	January 1, 2008
Jun-2009	1	U-W-1	***	February 1, 2008
Jul-2009	2	U-W-1	***	March 3, 2008
Aug-2009	2	U-W-1	***	April 1, 2008
Sep-2009	1	U-W-1	***	May 1, 2008
Oct-2009	1	U-W-1	***	June 2, 2008
Nov-2009	1	U-W-1	***	July 1, 2008
Dec-2009	1	U-W-1	***	August 1, 2008
Jan-2010	3	U-W-1	***	September 1, 2008
Feb-2010	3	U-W-1	***	October 1, 2008
Mar-2010	2	U-W-1	***	November 3, 2008
Apr-2010	3	U-W-1	***	December 1, 2008
May-2010	3	U-W-1	***	January 1, 2009
Jun-2010	3	U-W-1	***	February 2, 2009
Jul-2010	2	U-W-1	***	March 2, 2009
Aug-2010	2	U-W-1	***	April 1, 2009
Sep-2010	2	U-W-1	***	May 1, 2009
Oct-2010	3	U-W-1	***	June 1, 2009
Nov-2010	3	U-W-1	***	July 1, 2009
Dec-2010	3	U-W-1	***	August 3, 2009
Jan-2011	3	U-W-1	***	September 1, 2009
Feb-2011	3	U-W-1	***	October 1, 2009
Mar-2011	2	U-W-1	***	November 2, 2009
Apr-2011	3	U-W-1	***	December 1, 2009
May-2011	3	U-W-1	***	January 1, 2010
Jun-2011	3	U-W-1	***	February 1, 2010
Jul-2011	2	U-W-1	***	March 1, 2010
Aug-2011	2	U-W-1	***	April 1, 2010
Sep-2011	2	U-W-1	***	May 3, 2010
Oct-2011	2	U-W-1	***	June 1, 2010
Nov-2011	3	U-W-1	***	July 1, 2010

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R19)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Dec-2011	2	U-W-1	***	August 2, 2010
Jan-2012	3	U-W-1	***	September 1, 2010
Feb-2012	3	U-W-1	***	October 1, 2010
Mar-2012	2	U-W-1	***	November 1, 2010
Apr-2012	3	U-W-1	***	December 1, 2010
May-2012	3	U-W-1	***	January 3, 2011
Jun-2012	3	U-W-1	***	February 1, 2011
Jul-2012	2	U-W-1	***	March 1, 2011
Aug-2012	2	U-W-1	***	April 1, 2011
Sep-2012	2	U-W-1	***	May 2, 2011
Oct-2012	2	U-W-1	***	June 1, 2011
Nov-2012	3	U-W-1	***	July 1, 2011
Dec-2012	2	U-W-1	***	August 1, 2011

6-1162-JMG-669R7
Southwest Airlines Co.
P.O. Box 36611 — Love Field
Dallas, Texas 75235

Subject:	***
This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:
1) ***
2) ***
All terms used and not defined herein will have the same meaning as in the Agreement.
1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***
Consistent with the spirit of the Letter dated May 4,
8.	***

P.A. No. 1810	SA-47
K/SWA

Southwest Airlines Co.
6-1162-JMG-669R7
9.	***

10.	***

11.	***

12.	***

13.	***.

14.	Confidential Treatment.
Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

P.A. No. 1810	SA-47
K/SWA

Southwest Airlines Co.
6-1162-JMG-669R7

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

date: April 20, 2006

SOUTHWEST AIRLINES CO.

By:	Laura Wright

Its	SVP Finance and CFO

P.A. No. 1810	SA-47
K/SWA

Southwest Airlines Co. Attachment A to 6-1162-JMG-669R7
***

P.A. No. 1810 K/SWA	SA-47

6-1162-RLL-933R20
Southwest Airlines Co.
P.O. Box 36611 — Love Field
Dallas, Texas 75235

Subject:	Letter Agreement No. 6-1162-RLL-933R20 to Purchase Agreement No. 1810 — ***
This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).
All terms used and not defined herein will have the same meaning as in the Agreement.
In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) the additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto and listed in Table 2 of the Agreement (Option Aircraft) and Model 737-7H4 Purchase Right Aircraft summarized in Table 2 of the Agreement (Purchase Right Aircraft), subject to the terms and conditions set forth below. For the avoidance of doubt, Buyer and Boeing hereby agree to replace the term “Rollover Option Aircraft” with “Purchase Right Aircraft” at the execution of Supplemental Agreement No. 47 to the Agreement.
1.	Delivery of Option Aircraft.
     The Option Aircraft will be delivered to Buyer during or before the months set forth in Table 2 of the Agreement.
2.	Delivery of Purchase Right Aircraft.
     2.1 The Purchase Right Aircraft are offered subject to available position during the period set forth in Table 2 of the Agreement. For the avoidance of any doubt, Buyer and Boeing hereby agree that the delivery of Purchase Right Aircraft shall be completed by not later than December 31, 2014.
     2.2 ***

P.A. No. 1810 K/SWA	SA-47

Southwest Airlines Co.
6-1162-RLL-933R20 Page 2
     2.3 Base Price Adjustments for Purchase Right Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with Article 2.2.5 of Attachment A to this Letter Agreement.
     2.4 Upon conversion of a Purchase Right Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Table 2 of the Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Purchase Right Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.
     2.5 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer’s fleet plans and Boeing’s production plans in order to accommodate to the greatest extent reasonably possible each party’s needs in managing the delivery schedule for Purchase Right Aircraft and will use its best reasonable efforts to meet Buyer’s needs.
3.	Price.
     3.1 The advance payment base prices of the Option Aircraft are set forth in Table 2 of the Agreement. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.
     3.2 The Advance Payment Base Prices of the Option Aircraft indicated in Table 2 do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) or *** per Aircraft (expressed in 1999 STE dollars). Table 2 in the Agreement lists the Advance Payment Base Price per Option Aircraft.
     3.3 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing’s Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

P.A. No. 1810 K/SWA	SA-47

Southwest Airlines Co.
6-1162-RLL-933R20 Page 3
4.	Option Aircraft Payment.
     4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.
In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.
     4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.
5.	Option Exercise.
     5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.
In such notice Buyer will select the Option Model type, and the applicable delivery positions. Table 2 of the Agreement lists the Option Exercise dates.
     5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer’s decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft

P.A. No. 1810 K/SWA	SA-47

Southwest Airlines Co.
6-1162-RLL-933R20 Page 4
delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.
6.	Contract Terms.
     It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.
Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing’s then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.
7.	Termination of Option to Purchase.
     Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:
     (i) termination of the purchase of the Aircraft under the Agreement for any reason;
     (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;
     (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.
     Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of

P.A. No. 1810 K/SWA	SA-47

Southwest Airlines Co.
6-1162-RLL-933R20 Page 5
Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.
Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.
Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.
If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

P.A. No. 1810 K/SWA	SA-47

Southwest Airlines Co.
6-1162-RLL-933R20 Page 6
8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
date:	April 20, 2006

SOUTHWEST AIRLINES CO.

By	/s/ Laura Wright

Its	SVP Finance & CFO

Attachments

P.A. No. 1810 K/SWA	SA-47

Attachment A to
6-1162-RLL-933R20

Model 737-7H4 Aircraft
1.	Option Aircraft Description and Changes.
     1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996, for Block “U” Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998, and for Block “U-W-1” Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. G, Dated July 26, 2005.
     1.2 Changes. The Detail Specification will be revised to include:
          (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.
          (2) Changes mutually agreed upon.
          (3) Changes required to obtain a Standard Certificate of Airworthiness.
          (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:
               (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,
               (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.
     1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

P.A. No. 1810 K/SWA	SA-47

Attachment A to
6-1162-RLL-933R20

2.	Price Description
     2.1 Price Elements Per Aircraft. The Aircraft Basic Price detailed in Table 2 of the Agreement is added to the Estimated Escalation and Estimated Escalation Sharing to determine the Advance Payment Base Price of the Option Aircraft (also listed in Table 2 of the Agreement). At the signing of this Letter Agreement, the Estimated Escalation Sharing is zero for all Option Aircraft.
     2.2 Price Adjustments For Option Aircraft Delivering From January 2008 through December 2014.
          2.2.1 Escalation Adjustments. The Advance Payment Base Price per Option Aircraft in Table 2 is based on 4th Quarter 2005 forecast at the execution of Letter Agreement No. 6-1162-RLL-933R20. Buyer and Boeing agree to review and update Advance Payment Base Price of Option Aircraft as such Option Aircraft is added to Table 2 or if Boeing and Buyer agree to incorporate a new escalation provision into the Agreement.
          2.2.2 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.
          2.2.3 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.
          2.2.4 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing’s then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through February 2006 is *** (July 1992 STE), for Block “U” Option Aircraft is *** (July 1999 STE), for Block “U-W” Option Aircraft is *** (July 1999 STE) and for Block “U-W-1” Option Aircraft is *** July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, and 2.2.3. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block “U” Option Aircraft Boeing may increase the Aircraft

P.A. No. 1810 K/SWA	SA-47

Attachment A to
6-1162-RLL-933R20

Basic Price by a maximum of *** (July 1999 STE) per year or portion thereof starting in January 2008.
          2.2.6 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

P.A. No. 1810 K/SWA	SA-47

Attachment A to
6-1162-RLL-933R20

3.	Advance Payment Schedules, Prices and Adjustments.
     3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

Amount Due per Aircraft
(Percentage times
Due Date of Payment	Advance Payment Base Price)

Deposit	*** (if applicable)

18 months prior to the first	15% (less the
day of the scheduled delivery	Deposit if any)
month of the Aircraft

12 months prior to the first	5%
day of the scheduled delivery month of the Aircraft

9 months prior to the first	5%
day of the scheduled delivery month of the Aircraft

6 months prior to the first	5%
day of the scheduled delivery month of the Aircraft

Total	30%
Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.
     3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.

P.A. No. 1810 K/SWA	SA-47